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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




Date of Report (Date of earliest event reported)           July 18, 2001
                                                  -----------------------------

                             Tetra Tech, Inc.
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              (Exact name of registrant as specified in its charter)


            Delaware                  0-19566               95-4148514
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        (State or other             (Commission          (I.R.S. Employer
          jurisdiction             File Number)         Identification No.)
        of incorporation)


           670 N. Rosemead Boulevard, Pasadena, California 91107-2190
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code            (626) 351-4664
                                                     --------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         On July 18, 2001, Tetra Tech, Inc. ("Tetra Tech") announced results for its third fiscal quarter ended July 1, 2001. Tetra Tech's press release, dated July 18, 2001, titled "Tetra Tech Reports Third Quarter 2001 Results" is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         99.1 Press Release titled "Tetra Tech Reports Third Quarter 2001 Results" dated July 18, 2001.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  Date:  July 18, 2001


                                   TETRA TECH, INC.


                                   By:         /s/ James M. Jaska
                                            -----------------------------------
                                            James M. Jaska
                                            Executive Vice President and
                                              Chief Financial Officer


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